Reconciliation of Differences between Bermuda Statutory Income Tax Rate and Effective Tax Rate (Detail) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2022	Dec. 31, 2021	Dec. 31, 2020
Income Tax Disclosure [Abstract]
Bermuda tax rate	0.00%	0.00%	0.00%
Foreign tax rate	1.10%	0.09%	(1.76%)
Tax uncertainties	1.28%	0.53%	1.25%
Income tax (expense) benefit, net	2.38%	0.62%	(0.51%)
Foreign tax rate	$ 3,471	$ 271	$ (1,291)
Tax uncertainties	4,068	1,502	917
Income tax (expense) benefit	$ 7,539	$ 1,773	$ (374)